                                                                EXHIBIT 10.5.37


     FIRST AMENDMENT, dated as of April 23, 1996 (this "AMENDMENT"), to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among A.P.S., INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS"; individually a "LENDER") and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "AGENT").


                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein;

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Credit Agreement.

     2. AMENDMENT TO EXHIBIT K-1. The Credit Agreement is hereby amended by deleting Exhibit K-1 thereto (the "BORROWING BASE CERTIFICATE") in its entirety and inserting in lieu thereof a new Exhibit K-1 in the form of Annex A hereto.

     3. AMENDMENT TO EXHIBIT K-2. The Credit Agreement is hereby amended by deleting Exhibit K-2 thereto in its entirety and inserting in lieu thereof a new Exhibit K-2 in the form of Annex B hereto.

     4. ADDITIONAL INFORMATION. The Borrower hereby agrees that at the request of the Agent the Borrower shall use reasonable best efforts to deliver such additional information as the Agent shall require in order to monitor the borrowing base, including, without limitation, the information required by Exhibits K-1 and K-2 prior to their being amended her by.

     5. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, PROVIDED that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

     6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

     7. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

     8. EXPENSES. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     9. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower and the Agent.

     10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

- - ---------------------------
ANNEX A-AMENDED EXHIBIT K-1                 APS, Inc.                Exhibit K-1
- - ---------------------------   Monthly Borrowing Base Certificate   (Page 1 of 2)
As of______________________

Total Borrowing Base (per detailed calculations below)

Available receivables (Section II, Line H.)
                                                         -----------
Plus:

Available Inventory (Section III, Line F)
                                                         -----------
Total Availability
                                                         -----------
                                                         -----------

                                                             COMBINED         APS       PARTS, INC.
I. COMPUTATION OF A/R:                                        DC A/R        DC A/R        DC A/R
                                                            -----------   -----------   -----------
   Beginning of month receivables per aging report
                                                            -----------   -----------   -----------
   Plus:
                                                            -----------   -----------   -----------
   Gross sales
                                                            -----------   -----------   -----------
   Other debit adjustments
                                                            -----------   -----------   -----------

   Less:
                                                            -----------   -----------   -----------
   Payments
                                                            -----------   -----------   -----------
   Returns
                                                            -----------   -----------   -----------
   Chargeoffs
                                                            -----------   -----------   -----------
   Other credit adjustments
                                                            -----------   -----------   -----------
A. End of month receivables per aging report
                                                            -----------   -----------   -----------
                                                            -----------   -----------   -----------

II. CALCULATION OF ACCOUNTS RECEIVABLE AVAILABILITY:
                                                                                                         ISW &        SPECIAL
                                                             COMBINED       DC A/R        STORES       OTHER A/R     TERMS A/R
                                                            -----------   -----------   -----------   -----------   -----------
A. End of month receivables per aging report
                                                            -----------   -----------   -----------   -----------   -----------
B. Less Ineligibles:

   Intercompany receivables
                                                            -----------   -----------   -----------   -----------   -----------
   Greater than 30 days past original statement due date
                                                            -----------   -----------   -----------   -----------   -----------
   Chargeback
                                                            -----------   -----------   -----------   -----------   -----------
   Defaulted/Disputed Receivable
                                                            -----------   -----------   -----------   -----------   -----------
   Cross Age (50%)
                                                            -----------   -----------   -----------   -----------   -----------
   Bankrupt
                                                            -----------   -----------   -----------   -----------   -----------
   Foreign
                                                            -----------   -----------   -----------   -----------   -----------
   Write-off (Charge-off)
                                                            -----------   -----------   -----------   -----------   -----------
   Chargeback
                                                            -----------   -----------   -----------   -----------   -----------
   Contra
                                                            -----------   -----------   -----------   -----------   -----------
   AFCO Loan chargebacks
                                                            -----------   -----------   -----------   -----------   -----------
   Government
                                                            -----------   -----------   -----------   -----------   -----------
   Advance/Deposit
                                                            -----------   -----------   -----------   -----------   -----------
   Changeover
                                                            -----------   -----------   -----------   -----------   -----------
   Finance Charges
                                                            -----------   -----------   -----------   -----------   -----------

C. Total ineligibles
                                                            -----------   -----------   -----------   -----------   -----------

D. Subtotal (Line A minus Line C)
                                                            -----------   -----------   -----------   -----------   -----------

E. Dilution Reserve (25% x Line D)                                                                                       X
                                                            -----------   -----------   -----------   -----------   -----------

F. Eligible A/R (Line D minus Line E)
                                                            -----------   -----------   -----------   -----------   -----------

G. Rate of advance                                                                85%           85%           88%           50%

H. Available receivables (Line F x Line G)
                                                            -----------   -----------   -----------   -----------   -----------
                                                            -----------   -----------   -----------   -----------   -----------

   Note: Both gross collateral balances and intangibles should be revised on a monthly basis with the exception of the cross age which should be calculated quarterly

   Pursuant to the Amended and Restated Credit Agreement dated 1/25/96, the undersigned certifies the information provided in this report to Chemical Bank, as Agent, a complete and accurate based on the accounting records of APS, Inc.

   _______________________________
   Title:
   APS, Inc.

                                    APS, Inc                         Exhibit K-1
                        Monthly Borrowing Base Certificate         (Page 2 of 2)

- - ---------------------------
ANNEX A-AMENDED EXHIBIT K-1
- - ---------------------------

                                                                                            SLOW                            OTHER
                                                                    COMBINED   DC INV.*   MOVE INV. STORE INV.  ISW INV      INV.
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
III. CALCULATION OF INVENTORY AVAILABILITY:

A.   Gross inventory as of __/__/__
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

B.   Less ineligibles:

     Consigned/Leased
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
     In-Transit
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
     "Prince-Oracle" Inventory
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
     Canadian - greater than $10MM (no first priority lien)
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
     Shrink Reserve (ISW acct # 1158-00000 & #1158-10000)
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
     Reserves
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

C.   Total ineligibles
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

D.   Eligible Inventory (Line A minus Line C)
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

E.   Rate of advance                                                                 60%        50%        50%        50%        50%


F.   Available Inventory (Line D x Line E)
                                                                   ---------- ---------- ---------- ---------- ---------- ----------
                                                                   ---------- ---------- ---------- ---------- ---------- ----------

     * Excludes Slow Move Inventory

     Note: Both gross collateral balances and ineligibles should be revised on a monthly basis.

     Pursuant to the Amended and Restated Credit Agreement dated 1/25/96, the undersigned certifies the information provided in this report to Chemical Bank, as Agent, is complete and accurate based on the accounting records of APS, Inc.

     _______________________________

     APS, Inc.

ANNEX B.  AMENDED EXHIBIT K-2   APS, INC.

                                                                    EXHIBIT K-2

                     DOCUMENTS TO BE SUBMITTED TO THE BANK

A.  MONTHLY

THE FOLLOWING REPORTS SHOULD AGREE OR RECONCILE TO THE INFORMATION REPORTED ON THE MONTHLY BORROWING BASE CERTIFICATES FOR EACH PERIOD. INFORMATION REQUESTED SHOULD BE PROVIDED FOR EACH OF THE DIVISIONS, I.E., APS and Parts Inc. DCs, stores and ISW's.


1) Summarized Accounts Receivable Aging Report for the ISW chain. Summarized by store and by region, produced in the Denver accounting location, with supporting A/R aging report summaries by customer for the five regions with the largest A/R balances at month end. Others may be requested at the Agent's discretion.

2)  Break down of Credits

3) Schedules of Write-offs, for (i) DCs; (ii) the ISW chains; and (iii) Retail Store chains

4)  Total A/R by Division and by Location

5)  Inventory by Division

6)  Inventory by Distribution Center

7)  Inventory by Retail Store District and by ISW District

8)  Inventory by Product Line

9) Reconciliation of month end A/R Aging Report Balances to Monthly Borrowing Base Certificate balance (Brown Book) to G/L

10) Supporting Schedules for the following Ineligibles

      A/R                                       Inventory:
      ---                                       ----------
      Changeover Report                         Inventory Reserves
      Special Terms A/R                         DC and Stores Slow-
      50% Cross Age Report                       -moving Inventory
      Bankruptcy
      Schedule of AFCO Loans Charged Back
      Schedule of Monthly Finance Charges

11) A/R Rollforward Information to include sales, collections, credits and adjustments

12) Accounts Payable Brown Book schedule.

13) Consolidating financial statements and supporting individual financial statements for the following: APS and Parts Inc DCs, ISWs, and stores.

14) With respect to #13 above, provide supporting detail for the following line items for each of the individual financial statements provided:

       - returns, allowances and other adjustments to gross sales

       - breakdown of cash versus credit sales

15) Same store sales, gross margin and inventory analysis for the ISW chains and Retail Store chains.

16) Rollforwards of accounts receivable activity for selected ISWs and Stores.


B. QUARTERLY:

Gross Profit Margin Report by Division and by Product Line for DCs, Stores and ISW chains

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                       A.P.S., INC.

                                       By:  /s/ E. Eugene Lauver
                                          -----------------------------------
                                          Title:  Vice President

                                       CHEMICAL BANK, as Agent and as a Lender

                                       By:  /s/ Julie S. Long
                                          -----------------------------------
                                          Title: Vice President

                                       THE BANK OF NEW YORK

                                       By:  /s/ Alan F. Lyster, Jr.
                                          -----------------------------------
                                          Title: Vice President

                                       BANK ONE, COLUMBUS, N.A.

                                       By:  /s/ Douglas H. Klamfoth
                                          -----------------------------------
                                          Title:  Vice President

                                       BANQUE PARIBAS

                                       By:  /s/ Pierre-Jean de Filippis
                                          -----------------------------------
                                          Title:  General Manager

                                       By:  /s/ Grant Moyer
                                          -----------------------------------
                                          Title:  Assistant Vice President


                                       BANK OF AMERICA ILLINOIS

                                       By:  /s/ J. Stephen Mernick
                                          -----------------------------------
                                          Title:  Senior Vice President

FIRST INTERSTATE BANK OF TEXAS, N.A.

By: /s/ Valerie B. Carlson
    --------------------------------------------
    Title: Vice President


FLEET BANK OF MASSACHUSETTS, N.A.

By: /s/ Kevin P. Cronin
    --------------------------------------------
    Title: Sr. Vice President

THE FUJI BANK, LIMITED HOUSTON AGENCY

By: /s/ David Kelley
    --------------------------------------------
    Title: Senior Vice President


NATIONAL BANK OF CANADA

By: /s/ [signature illegible]
    --------------------------------------------
    Title: Group Vice President

By: /s/ [signature illegible]
    --------------------------------------------
    Title: Asst. Vice President


NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION

By: /s/ F. Scott Singhoff
    --------------------------------------------
    Title: Sr. Vice President


NBD BANK

By: /s/ William J. McCaffrey
    --------------------------------------------
    Title: Second Vice President


SOCIETE GENERALE

By: /s/ Richard A. Gould
    --------------------------------------------
    Title: Vice President

                                   WELLS FARGO BANK, N.A.

                                   By: /s/ Mary Jo Hoch
                                       ----------------------------
                                       Title: Vice President

                                   FIRST AMERICAN NATIONAL BANK

                                   By: /s/ Corey Napier
                                       ----------------------------
                                       Title: V.P.

                                   AMSOUTH BANK OF ALABAMA

                                   By: /s/ R. Mark Graf
                                       ----------------------------
                                       Title: Vice President

                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION

                                   By: /s/ Yusushi Satomi
                                       ----------------------------
                                       Title: E.V.P.

     Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

                                    APS HOLDING CORPORATION

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President


                                    BIG A AUTO PARTS, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President


                                    AUTOPARTS FINANCE COMPANY, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President


                                    APS SUPPLY, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President


                                    AMERICAN PARTS SYSTEM, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President


                                    A.P.S. MANAGEMENT SERVICES, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President

                                    PARTS, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President


                                    PRESATT, INC.

                                    By: /s/ E. Eugene Lauver
                                        ---------------------------
                                        Title: Vice President